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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 26, 2006

                              GLACIER BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                                     MONTANA
                 (State or other jurisdiction of incorporation)

                000-18911                            81-0519541
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         (Commission File Number)          IRS Employer Identification No.

                                 49 Commons Loop
                               Kalispell, MT 59901
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (406) 756-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

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ITEM 2.02    FINANCIAL STATEMENTS AND EXHIBITS

     On April 26, 2006, the Company issued a press release announcing its financial results for the quarter ended March 31, 2006. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein in its entirety by reference.

     The information in this Item 2.02 and the Exhibit attached hereto is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such document or filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

       (a)   Financial statements - not applicable.

       (b)   Pro forma financial information - not applicable.

       (d)   Exhibits

             99.1 Press Release dated April 26, 2006, announcing financial results for the quarter ended March 31, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: April 26, 2006

                                           GLACIER BANCORP, INC.


                                           /s/ Michael J. Blodnick
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                                           Michael J. Blodnick
                                           President and Chief Executive Officer